Exhibit 10.2
ASSUMPTION AND GENERAL AMENDMENT AGREEMENT
     This Assumption and General Amendment Agreement (this “Agreement”) is made as of February 25, 2009, by and between Weatherford International Ltd., an exempted company incorporated with limited liability under the laws of Bermuda (“Weatherford Bermuda”), and Weatherford International Ltd., a joint stock company registered in Switzerland, canton of Zug (“Weatherford Switzerland”).
RECITALS
     WHEREAS, the boards of directors of Weatherford Bermuda and Weatherford Switzerland have previously approved a series of transactions to be effected pursuant to a share exchange agreement (the “Exchange Agreement”) and by way of a scheme of arrangement in accordance with the laws of Bermuda and Switzerland, pursuant to which Weatherford Switzerland will become the parent holding company of Weatherford Bermuda as a result of the remittance of Weatherford Switzerland’s registered shares (“Registered Shares”) in exchange for Weatherford Bermuda common shares (“Common Shares”) (such transactions are collectively referred to as the “Redomestication”);
     WHEREAS, in accordance with Swiss law, the Redomestication will become effective at the time that the Swiss Register of Commerce registers the capital increase of the Company, as contemplated in connection with the Redomestication (the “Effective Time”);
     WHEREAS, each of Weatherford Bermuda and Weatherford International, Inc., a Delaware corporation and wholly-owned indirect subsidiary of Weatherford Bermuda (“Weatherford Delaware”) (i) maintains and sponsors those certain equity compensation-related plans, and certain other plans, agreements, awards and arrangements listed on Exhibit A hereto (collectively, the “Assumed Stock Plans”), providing for the grant or award to its directors, officers and employees and other persons of (a) options, restricted shares or other rights to purchase or receive Common Shares or (b) the right to receive benefits or other amounts by reference to Common Shares (individually, an “Assumed Stock Award” and collectively, the “Assumed Stock Awards”), and (ii) maintains and sponsors those certain equity compensation-related plans, and certain other plans, agreements, awards and arrangements listed on Exhibit B hereto (collectively, the “Other Stock Plans”), providing for the grant or award to its directors, officers and employees and other persons of (a) options, restricted shares or other rights to purchase or receive Common Shares or (b) the right to receive benefits or other amounts by reference to Common Shares (individually, an “Other Stock Award” and collectively, the “Other Stock Awards”);
     WHEREAS, Weatherford Bermuda has previously entered into those certain employment agreements listed on Exhibit C hereto (collectively, the “Assumed Employment Agreements”);
     WHEREAS, Weatherford Delaware has previously entered into those certain employment agreements listed on Exhibit D hereto (collectively, the “Other Employment Agreements”); and

     WHEREAS, in connection with the Redomestication and pursuant to the Exchange Agreement, Weatherford Switzerland desires (i) to assume and adopt the Assumed Stock Plans and the Assumed Stock Awards, and to issue or cause to be issued Registered Shares (from Weatherford Switzerland or through one of its subsidiaries) in lieu of Common Shares being issued in connection with such Assumed Stock Plans and Assumed Stock Awards, (ii) to assume the obligations of Weatherford Bermuda to issue or cause to be issued Registered Shares (from Weatherford Switzerland or through one of its subsidiaries) in lieu of Common Shares being issued in connection with the Other Stock Plans and the related Other Stock Awards, but not assume the Other Stock Plans or Other Stock Awards, (iii) to assume and adopt the Assumed Employment Agreements, and (iv) the Other Employment Agreements to be amended such that references to Weatherford Bermuda are replaced with references to Weatherford Switzerland.
     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, at and as of the Effective Time:
1. Pursuant to the terms of this Agreement and the Exchange Agreement, Weatherford Bermuda hereby assigns to Weatherford Switzerland, and Weatherford Switzerland hereby accepts from Weatherford Bermuda and hereby assumes, the Assumed Stock Plans and the related Assumed Stock Awards and the rights and obligations of Weatherford Bermuda under the Assumed Stock Plans and Assumed Stock Awards. As a result of such assignment and assumption, Weatherford Switzerland will be the sponsor of the Assumed Stock Plans and Registered Shares will be issued under the Assumed Stock Plans in lieu of Common Shares being issued thereunder.
2. Pursuant to the terms of this Agreement and the Exchange Agreement, Weatherford Bermuda hereby assigns to Weatherford Switzerland, and Weatherford Switzerland hereby accepts from Weatherford Bermuda and hereby assumes, the obligations to issue or cause to be issued, Registered Shares in connection with the Other Stock Plans and related Other Stock Awards. As a result of such assignment and assumption, Weatherford Switzerland will issue or cause to be issued Registered Shares (from Weatherford Switzerland or through one of its subsidiaries) in lieu of Common Shares being issued in connection with such Other Stock Plans and Other Stock Awards.
3. Pursuant to the terms of this Agreement and the Exchange Agreement, Weatherford Bermuda hereby assigns to Weatherford Switzerland, and Weatherford Switzerland hereby accepts and assumes from Weatherford Bermuda, the Assumed Employment Agreements, including the rights and obligations of Weatherford Bermuda thereunder. The registered address of Weatherford Switzerland for purposes of the Assumed Employment Agreements is Alpenstrasse 15, 6300 Zug, Switzerland.
4. To the extent any Assumed Stock Plan, Assumed Stock Award, Other Stock Plan or Other Stock Award (each, a “Benefit Document”, and collectively, the “Benefit Documents”) provides for the issuance, acquisition, holding or purchase of, or otherwise relates to or references, Common Shares, then, pursuant to the terms hereof and thereof, such Benefit

Document is hereby amended to provide for the issuance, acquisition, purchase or holding of, or otherwise relate to or reference, Registered Shares (or benefits or other amounts determined in accordance with the Benefit Documents).
5. All references in the Assumed Stock Plans and Assumed Stock Awards to Weatherford Bermuda or its predecessors are hereby amended to be references to Weatherford Switzerland. Only with respect to the obligations to issue Common Shares, all references in the Other Stock Plans and Other Stock Awards to Weatherford Bermuda or its predecessors are hereby amended to be references to Weatherford Switzerland. All references in the Assumed Employment Agreements and the Other Employment Agreements to Weatherford Bermuda or its predecessors are hereby amended to be references to Weatherford Switzerland; no other changes or amendments are hereby made to the Other Employment Agreements.
6. All outstanding Assumed Stock Awards and Other Stock Awards or any other benefits available which are based on Common Shares and which have been granted under the Assumed Stock Plans or Other Stock Plans (including, as applicable, any Common Shares exchanged in connection with the Redomestication) shall remain outstanding pursuant to the terms hereof and thereof.
7. Each Assumed Stock Award and each Other Stock Award shall, pursuant to the terms hereof and thereof, be exercisable, issuable, held, available or vest upon the same terms and conditions as under the applicable Benefit Document, except that upon the exercise, issuance, holding, availability or vesting of such Assumed Stock Awards or Other Stock Awards, as applicable, Registered Shares are hereby issuable or available, or benefits or other amounts determined, in lieu of Common Shares.
8. Each Assumed Stock Award and Other Stock Award that is a stock option (i) is hereby assumed by Weatherford Switzerland, or (ii) the obligations thereunder are hereby assumed by Weatherford Switzerland, as applicable, in such manner that Weatherford Switzerland would be a corporation “assuming a stock option in a transaction to which section 424(a) applies” within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”), were Section 424 of the Code applicable to such Assumed Stock Award or Other Stock Award, with regard to the requirements of Treasury Regulation Section 1.424-1(a)(5)(iii) for options that are intended to qualify under Section 422 of the Code, and with regard to the requirements of Treasury Regulation Section 1.409A-1(b)(5)(v)(D) for other options.
9. The parties hereto acknowledge that the benefit and other plans (and the obligations to issue Common Shares provided therein) of Weatherford Bermuda, Weatherford Delaware or any of their affiliates that are not listed on Exhibit A, Exhibit B, or Exhibit C are not assigned to or assumed or otherwise adopted by Weatherford Switzerland as provided hereby. For the avoidance of doubt, the Other Employment Agreements are not being assumed by Weatherford Switzerland.

10. Subject to the terms of this Agreement, as amended hereby, each Benefit Document is specifically ratified and reaffirmed by Weatherford Switzerland.
11. This Agreement will be effective immediately prior to the Effective Time subject to effective completion of the Redomestication by the Effective Time.
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     IN WITNESS WHEREOF, the undersigned have executed this Agreement, which may be executed in multiple counterparts, but when taken together make one and the same instrument, as of the date first set forth above.
WEATHERFORD INTERNATIONAL LTD.
a Bermuda exempted company

By:	/s/ Burt M. Martin

Name:	Burt M. Martin

Title:	Senior Vice President

WEATHERFORD INTERNATIONAL LTD.
a joint stock company registered in Switzerland

By:	/s/ Burt M. Martin

Name:	Burt M. Martin

Title:	Director

Solely for purposes of the last sentence of Section 5, Weatherford International, Inc. also executes this Agreement.
WEATHERFORD INTERNATIONAL, INC.
a Delaware corporation

By:	/s/ Burt M. Martin

Name:	Burt M. Martin

Title:	Senior Vice President

[Signature page to Stock Plan Assumption and General Amendment Agreement]

EXHIBIT A
Assumed Stock Plans
1. Weatherford International Ltd. Non-Employee Director Stock Option Agreements
2. Weatherford International Ltd. 2006 Omnibus Incentive Plan
3. Weatherford International Ltd. Restricted Share Plan
4. Weatherford International, Inc. 1998 Employee Stock Option Plan

EXHIBIT B
Other Stock Plans
1. Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan
2. Weatherford International, Inc. Foreign Executive Deferred Compensation Stock Plan
3. Weatherford International Ltd. Deferred Compensation Plan for Non-Employee Directors

EXHIBIT C
Weatherford International Ltd.
Assumed Employment Agreements
1. Amended and Restated Employment Agreement dated December 31, 2008, between Weatherford International Ltd. and Jessica Abarca
2. Amended and Restated Employment Agreement dated December 31, 2008, between Weatherford International Ltd. and Andrew P. Becnel
3. Amended and Restated Employment Agreement dated December 31, 2008, between Weatherford International Ltd. and M. David Colley
4. Amended and Restated Employment Agreement dated December 31, 2008, between Weatherford International Ltd. and Bernard J. Duroc-Danner
5. Amended and Restated Employment Agreement dated December 31, 2008, between Weatherford International Ltd. and Stuart E. Ferguson
6. Amended and Restated Employment Agreement dated December 31, 2008, between Weatherford International Ltd. and Burt M. Martin
7. Amended and Restated Employment Agreement dated December 31, 2008, between Weatherford International Ltd. and Keith R. Morley
8. Amended and Restated Employment Agreement effective as of December 31, 2008, between Weatherford International Ltd. and James M. Hudgins
9. Amended and Restated Employment Agreement effective as of December 31, 2008, between Weatherford International Ltd. and Carel W. Hoyer

EXHIBIT D
Weatherford International, Inc.
Other Employment Agreements
1. Employment Agreement effective as of January 1, 2009, between Weatherford International, Inc. and Jessica Abarca
2. Employment Agreement effective as of January 1, 2009, between Weatherford International, Inc. and Andrew P. Becnel
3. Employment Agreement effective as of January 1, 2009, between Weatherford International, Inc. and M. David Colley
4. Employment Agreement effective as of January 1, 2009, between Weatherford International, Inc. and Bernard J. Duroc-Danner
5. Employment Agreement effective as of January 1, 2009, between Weatherford International, Inc. and Stuart E. Ferguson
6. Employment Agreement effective as of January 1, 2009, between Weatherford International, Inc. and Burt M. Martin
7. Employment Agreement effective as of January 1, 2009, between Weatherford International, Inc. and Keith R. Morley
8. Employment Agreement effective as of February 9, 2009, between Weatherford International, Inc. and James M. Hudgins
9. Employment Agreement effective as of February 9, 2009, between Weatherford International, Inc. and Carel W. Hoyer